UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street   Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/14

Item 1.  Reports to Stockholders.

TWO OAKS DIVERSIFIED

GROWTH AND INCOME FUND

Annual Report

March 31, 2014

The Two Oaks Diversified Growth and Income Fund

April 8th, 2014

Dear Fellow Shareholders of The Two Oaks Diversified Growth and Income Fund,

It has been over eight years since we took over the portfolio management of the Montecito Fund on November 1, 2005.

The fund we inherited started operations on April 15, 2002 and has a publishable 10 year track record.  However, the current management and investment disciplines have been in place since November 1, 2005 when the Net Asset Value of the fund was $10.09 per share.  Since November 1, 2005 there have been $3.4327 in distributions and the Net Asset Value per share for Class A was $12.1946 as of March 31, 2014.  This has resulted in a total positive return of $5.537 per share.  As of the end of March the portfolio was invested 44.79% in Equities, 31.94% in Real Estate and Asset-Based related securities, 21.48% in Fixed Income and held 1.79% in Cash.  The benchmark selected for our fund is a blend of 60% Standard and Poor’s 500 and 40% Barclay’s Aggregate Bond Index.  From November 1, 2005 until March 31, 2014 this index showed a cumulative rate of return of 75.29% and an Average Annual Return of 6.9%.  During this same time frame our fund at Net Asset Value showed a cumulative rate of return of 67.45% and an Average Annual Return of 6.32%.  For the year ended March 31st, 2014 our fund was up between appreciation of $0.3153 and distributions of $0.6742 a total of $0.9895 or 8.53% for Class A.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2014, to ensure that the net annual fund operating expenses will not exceed 1.75% for Class A, and 2.50% for Class C, subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call 559.375.7500.

4070-NLD-4/25/2014

Now that the business of reporting the raw numbers is done we get to talk about the fiscal year just past.  To sum it up; Nothing happened fast – the economic recovery continued slowly, the Federal Reserve began to taper their bond purchases slowly, and corporations were slow to commit their rather substantial hoard of capital.  About the only thing that seemed to be on a fast track last year was the price movement of the Equity markets which were driven by an expansion of the Price to Earnings ratio and speculation in biotech and early stage technology companies.

While we are happy delivering reasonable rates of returns to our shareholders, we can be frustrated at times when the equity markets have a stellar year and we are limited by our disciplines to having no more than 50% exposure to any one of the three major asset classes.  Of course when Real Estate and Asset based securities have a stellar year the press will not trumpet it as much and we should reap the benefit.   We can also reap the benefit on the flip side – when the equity markets have a tough time, we will not be as exposed to that downside as a fund that is invested all in equities.  Volatility is a part of investing, it is our belief that diversification can lower that volatility.

As mentioned previously, the economy continued it’s slow growth – one of the slowest growth recoveries that we can ever remember.  The normal tendency of the economy to produce more robust growth is being tempered by several factors.  In our opinion, two main factors of this sluggish growth has been The Affordable Care Act and the “Polar Vortex”.

The Affordable Care Act required people to sign up for coverage starting in October 2013 – an online signup process that required private enterprise to fix in months what the government couldn’t build in years.  More importantly the unintended consequences of the act are now starting to slowly emerge and be recognized.  Businesses appear to be hiring more part time employees than full time and some businesses have done the math and determined it is cheaper to pay the penalty than to cover their employees for health-care.  Certainly a period of adjustment is at hand where boardrooms grapple with the new complexities and employment issues.   As a result, it appears they are delaying hiring that normally would be happening at this stage in a recovery.  The case can be made that the Affordable Care Act is one of the agents keeping a lid on what otherwise could be a more robust recovery.

While Southwest of the Rockies there is a record drought, East of the Rockies the country was hit with a “Polar Vortex” this last winter.  The impact of the weather on the first quarter business climate could well impact first quarter earnings which will be released shortly after this letter is written.  The slowdown of businesses due to frigid temperatures and record snowfalls in the East we feel

4070-NLD-4/25/2014

is responsible for employment numbers, that were improving, beginning to show some signs of leveling off.  Further, in speaking with farmers in California’s Central Valley, they are holding tight to cash in order to withstand another year of drought.  While the East will thaw and the recovery can begin again, the West needs water.  If farmers are correct, there will be some significant food inflation in the next year.  Although companies at times have blamed poor performance on weather related issues, we feel the blame is more than justified this time.

Yet, while these two impacts were occurring, equity markets looked beyond the pace of recovery and confidence in equities and corporate earnings recovered.   Presently, we feel the markets are at a fair valuation relative to earnings.  Looking forward, we feel equity market performance will be driven by the actual growth of earnings and not multiple expansion.

The Fixed Income markets had a major change occur last year.  The Federal Reserve saw the end of the Bernanke Chairmanship and the confirmation of Janet Yellen as the new Chairwoman.  Before Mr. Bernanke left his post, he oversaw the change in course for the Federal Reserve in which the substantial purchases of bonds in the open market were to be tapered back until they were eliminated.  As a result, the term “tapering” became the new phrase in the financial markets.

There was an immediate negative reaction to this tapering talk by certain securities that are considered to be interest rate sensitive.  As a result, our Fixed Income and Real Estate holdings had a rough period of time in the third and fourth quarter of calendar 2013 and led to some under performance for those two quarters.  As the year progressed, Janet Yellen became the new Federal Reserve chair and continued the policy of tapering.  The financial markets realized tapering would be a process that would take the better part of a year and at the end of this process the discount rate would still be effectively zero with the Federal Reserve still having a very accommodative policy.  So, interest rates that slowly trended up to 3% on the 10 year treasury by the end of calendar 2013, retraced much of that move in the first quarter and ended almost where we were a year ago.  As a result, we’ve enjoyed a bit of outperformance during this first quarter of 2014.  This is yet another illustration that investing for the long term will see quarter to quarter volatility that will eventually smooth out over time.

The rates of return from US fixed income securities have continued to be so low that we have kept our allocation low in this sector, close to our minimum 15%.  While we would like to find more yield in the Fixed Income sector of our portfolio, we feel the principal risk associated with extending the duration is not justified by the low current yields.  Sacrificing credit quality to chase yield is not something we do.  Where possible, we have looked to increase yield by investing in corporate bonds where we are fundamentally comfortable with the long-term credit worthiness of the issuer or there are conversion features.  In addition, we have kept our average maturity shorter than the often-quoted ten-year treasury.

4070-NLD-4/25/2014

One of the biggest concerns we have for the long term is the continuing accumulation of public sector debt levels that appear to be unsustainable out into the future.  We believe the hope for economic growth that will raise revenues enough to pay back those obligations will need a healthy dose of inflation unless we choose to someday do a Greek style “restructuring”.  Until we see evidence to convince us otherwise, we believe our allocation to straight fixed income securities will remain low.

In the Asset based securities we have increased our weightings to participate in the long term trend of energy development in the United States.  Exposure to this asset class allows us to own assets that generate significant positive cash flow and to have exposure to Master Limited Partnerships without having to generate a K1 for our shareholders.  This asset class represents a very nice strategic fit with our investment philosophy.

The Sochi Olympics were spectacular and a major PR event for Russia.  Putin then spent all of that political capital and more with the annexation of Crimea.  Would it surprise anyone that Russia will work next to get a contiguous land connection to that peninsula?  The increased tensions in the area could be disruptive to natural gas deliveries to Western Europe.  While in the past that could have been disruptive to our economy, our close to energy independence is once again highlighted as a competitive advantage and further strengthens our conviction in the Asset based asset class.

While having a midyear adjustment in valuation, the Real Estate sector as a whole continued to fundamentally perform well.  The increases in rents (and therefore cash flow) and absorption of space should create incremental value over time.  We see demographics, affordability, and predictability of income being three of the major themes in real estate in the next year or two.  The baby boom generation is getting older and Health Related properties will see increasing usage and demand.  Housing prices, while they have readjusted, have still not dropped to a level where a large majority of families can afford entry into the real estate market.  One area of housing that is affordable is the Manufactured Home communities and we see increased demand here.

Predictability of income in the long-term triple net leased space will be valued by investors.  We believe those companies that have taken advantage of low borrowing costs and locked in long-term profitability margins with inflation adjustments built into their leases, will be valued better than fixed income instruments.  After all, if rates do rise over the next five to ten years investors will be more rewarded with a rising coupon (dividends) rather than a fixed coupon on a debt instrument.  Those long-term leases with quality tenants could prove valuable as well as we see the trend of companies doing more with less space continuing.  Telecommuting and the cloud reduce the need for offices and filing space.  Fortunately, Cap rates have been stable for the year allowing for stable income streams from the REITs we own.

4070-NLD-4/25/2014

We would like to remind our shareholders of our common-sense investment strategy of buying great companies at good prices.  With the popularity of indexing and Exchange Traded Funds (ETFs) it is easy to lose sight and forget that we are actually buying a piece of a business and not just some 3 or 4 letter symbol.  Owning great businesses allows us to the ability to build wealth through compounding.  The price the market is willing to pay for these businesses will always fluctuate.  But, as long as the company is performing fundamentally we can weather short-term price volatility in pursuit of long-term compounding.  Some of the volatility in market perception of value can influence the year-to-year performance of our fund.  Yet, we know long-term common sense investing creates true wealth.  As an example of how the fund’s performance was dragged down a bit last year we can take a look at one of our current portfolio holdings – CVR Refining, which represents 3.77% of the portfolio as of 3/31/2014.

Businesses have operational risks associated with them.  In the third quarter of 2013 CVR Refining planned to perform some repairs to its cracking unit at Coffeeville.  When repairs started other issues were discovered that needed to be addressed.  A seven-day planned outage turned into a full month.  Further, when a refinery is brought back on line it doesn’t happen at the flick of a switch but rather has to be done slowly.  Naturally, the third quarter was negatively impacted and the distribution rate had to be reduced accordingly.  However, we viewed this as a one time event that we knew would not impact the 2014 year.  So, affirming our long-term investment case in the company, we exercised the patience of long-term investors and rode out what we believe will be viewed as a short-term adjustment in the price.  We anticipate a recovery in the cash flows and distribution rates from the company and therefore the valuation in the market.

At the same time we would like to show how one of our companies performed well and is creating shareholder value for us.  Dow Chemical, which represents 2.95% of the portfolio as of 3/31/2014, was an undervalued and under appreciated security we acquired early last year.  We saw a company that was in transition that the market had not yet fully understood.  They have a plan to divest themselves of low margin, commodity price sensitive business lines and focus on higher margin less cyclical business lines.  The businesses that they are transitioning their focus to are agri-science, electronic & functional materials, and performance plastics.  Perhaps Dow Chemical needs to drop the name chemical to get the focus correct on the new company!  We have seen a substantial rise in the value of this holding over the last year.

Our constant attention to the companies that we own allows us to remain confident in each company’s ability to continue delivering the returns we desire over the long term.  It gives us the ability to ignore the daily noise that can so often lead investors to make emotional decisions.  Much like building wealth, growing a business requires time.  While the market often wants instantaneous

4070-NLD-4/25/2014

gratification we understand our shareholders will be best rewarded from a patient, disciplined process.

We continue to believe that owning high quality investment assets that pay an income that grows over time and diversifying those holdings is an excellent equation for investors to achieve financial independence.  Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset categories – Equities, Fixed Income, and Real Estate and Asset Based.  Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term.

Thank you for your continued confidence and the opportunity to manage the fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  As always, we welcome and encourage your comments and feedback.

Blake Todd, AIF®

Jarrett Perez, CFA

Portfolio Manager

Portfolio Manager

Two Oaks Investment Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.  Fixed income securities are subject to risks including inflationary and interest rate changes, among others.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

4070-NLD-4/25/2014

Two Oaks Diversified Growth and Income Fund (Unaudited)

Growth of $10,000

Performance Summary – For Years Ended March 31, 2014

		5 Years	10 Years
	1 Year	Annualized	Annualized

Two Oaks Diversified Growth and Income Fund Cl. A: (1)
Without Sales Charge	8.53%	16.74%	5.37% *
With Sales Charge (2)	2.33%	15.37%	4.75% *
Two Oaks Diversified Growth and Income Fund Cl. C**	7.74%	N/A	N/A
S&P 500	21.86%	21.16%	7.42%
60% S&P 500/40% Barclays U.S. Aggregate Bond	12.72%	14.64%	6.52%
(1) Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio Manager.
(2) Adjusted for initial maximum sales charge of 5.75%.
* The Two Oaks Diversified Growth and Income Fund Class A commenced operations on April 15, 2002.
** The Two Oaks Diversified Growth and Income Fund Class C commenced operations on September 27, 2012. Annualized since inception return is 9.89%.
The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. The Barclays U.S. Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.
Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total annual gross operating expenses, as stated in the fee table to the Portfolio’s prospectus dated July 29, 2013, are 1.89% for Class A and 2.81% for Class C.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (855) 896-6257.

Two Oaks Diversified Growth and Income Fund

Investment Performance For Periods Ended March 31, 2014 (Unaudited)

(1)

Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2014.

(2)

Commenced operations April 15, 2002.

  *

Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (855) 896-6257.

Top 10 Holdings* (Unaudited)	% of Net Assets	Portfolio Composition (Unaudited)	% of Net Assets
Apache Corp.	4.00%	Common Stock	58.48%
Consolidated Water Co. Ltd.	3.80%	Corporate Bonds	18.27%
CVR Refining LP	3.74%	Real Estate Investment Trusts (REITS)	17.42%
Qualcomm, Inc.	3.49%	Preferred Stock	3.41%
Dollar General Corp., 3.25% Due 4/15/2023	3.42%	Short-Term Investments	1.78%
CVR Partners LP	3.41%	Other Assets Less Liabilities	0.64%
Intel Corp., 2.95% Due 12/15/2035	3.32%	NET ASSETS	100.00%
UnitedHealth Group, Inc.	3.29%
Digital Realty Trust, Inc.	3.20%
McDonald's Corp.	3.15%

*As of March 31, 2014. Top ten holdings exclude short-term investments.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS		March 31, 2014
Shares	Security	Fair Value
	COMMON STOCK - 58.48%
	APPAREL - 1.01%
5,000	Gildan Activewear, Inc.	$ 251,900

	CHEMICALS - 7.42%
40,000	CVR Partners LP	847,600
15,000	Dow Chemical Co.	728,850
2,500	Ecolab, Inc.	269,975
		1,846,425
	COMPUTERS - 2.80%
1,300	Apple, Inc.	697,762

	CONGLOMERATES - 3.12%
30,000	General Electric Co.	776,700

	DIVERSIFIED FINANCIAL SERVICES - 1.65%
5,000	T Rowe Price Group, Inc.	411,750

	FOOD - 3.38%
66,937	Armanino Foods of Distinction, Inc.	128,519
20,000	Calavo Growers, Inc.	711,600
		840,119
	MEDICAL - 0.77%
5,000	Abbott Laboratories	192,550

	HEALTHCARE - SERVICES - 3.29%
10,000	UnitedHealth Group, Inc.	819,900

	METAL FABRICATE/HARDWARE - 1.20%
2,000	Valmont Industries, Inc.	297,680

	OIL & GAS - 13.66%
12,000	Apache Corp.	995,400
10,000	ConocoPhillips	703,500
40,000	CVR Refining LP	931,200
10,000	Phillips 66	770,600
		3,400,700
	OIL & GAS SERVICES - 2.20%
7,000	National Oilwell Varco, Inc.	545,090

	PHARMACEUTICALS - 4.16%
15,000	AbbVie, Inc.	771,000
5,000	Teva Pharmaceutical Industries Ltd. - ADR	264,200
		1,035,200
	RETAIL - 6.53%
25,000	Chico's FAS, Inc.	400,750
10,000	GNC Holdings, Inc.	440,200
8,000	McDonald's Corp.	784,240
		1,625,190

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2014
Shares	Security	Fair Value
	SEMICONDUCTORS - 3.49%
11,000	Qualcomm, Inc.	$ 867,460

	WATER - 3.80%
71,800	Consolidated Water Co. Ltd.	946,324

	TOTAL COMMON STOCK	14,554,750
	( Cost - $12,455,288)

	PREFERRED STOCK - 3.41%
	BANKS - 3.07%
35,000	U.S. Bancorp, 3.50%	765,100

	HEALTHCARE - SERVICES - 0.34%
5,728	National Healthcare Corp., 0.80%, Convertible	84,488

	TOTAL PREFERRED STOCK	849,588
	( Cost - $878,441)

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 17.42%
	DIVERSIFIED - 12.62%
25,000	Armada Hoffler Properties, Inc.	251,000
15,000	Digital Realty Trust, Inc.	796,200
35,000	EPR Properties - Convertible Preferred, 5.75%	752,500
10,100	Lexington Realty Trust - Convertible Preferred, 6.50%	473,690
45,000	Monmouth Real Estate Investment Corp.	429,300
45,000	UMH Properties, Inc.	440,100
		3,142,790
	HEALTH CARE - 2.71%
30,000	Senior Housing Properties Trust	674,100

	MANUFACTURED HOMES - 1.10%
11,191	American Land Lease, Inc. - Preferred, 7.75%	274,179

	OFFICE PROPERTY - 0.99%
12,000	BioMed Realty Trust, Inc.	245,880

	TOTAL REAL ESTATE INVESTMENTS TRUSTS	4,336,949
	( Cost - $4,033,768)

Principal Amount	CORPORATE BONDS - 18.27%
	BANKS - 3.92%
$ 500,000	Barclays Bank PLC, 1.50%, Due 4/11/2023 *	486,096
500,000	Goldman Sachs Group., 2.00%, Due 5/20/2020 *	489,989
		976,085

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2014
Principal Amount	Security	Fair Value
	COMPUTERS - 2.01%
$ 500,000	International Business Machines Corp., 0.875%, Due 10/31/2014	$ 501,809

	DIVERSIFIED FINANCIAL SERVICES - 2.01%
500,000	General Electric Capital Corp., 1.244%, Due 4/15/2023 *	501,076

	INVESTMENT COMPANIES - 2.58%
300,000	Prospect Capital Corp., 6.25%, Due 12/15/2015	324,000
300,000	Prospect Capital Corp., 5.50%, Due 8/15/2016	317,063
		641,063
	RETAIL - 3.42%
900,000	Dollar General Corp., 3.25%, Due 4/15/2023	851,243

	SEMICONDUCTORS - 3.32%
700,000	Intel Corp. - Convertible, 2.95%, Due 12/15/2035	825,563

	TELECOMMUNICATIONS - 1.01%
250,000	AT&T, Inc., 0.875%, Due 2/13/2015	251,032

	TOTAL CORPORATE BONDS	4,547,871
	( Cost - $4,442,827)
Shares
	SHORT-TERM INVESTMENTS - 1.78%
442,976	Dreyfus Institutional Reserve Money Fund -
	Premier Shares, 0.00% (a)	442,976
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $442,976)

	TOTAL INVESTMENTS - 99.36%
	( Cost - $22,253,300)(b)	$ 24,732,134
	OTHER ASSETS LESS LIABILITIES - 0.64%	158,121
	NET ASSETS - 100.00%	$ 24,890,255

ADR - American Depositary Receipt
PLC - Public Limited Company
* Variable rate security; rate shown represents rate as of March 31, 2014.
(a) Money market fund; interest rate reflects the seven-day effective yield on March 31, 2014.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,073,435 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
Unrealized Appreciation:	$ 3,073,381
Unrealized Depreciation:	(414,682)
Net Unrealized Appreciation:	$ 2,658,699

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENT OF ASSETS AND LIABILITIES	March 31, 2014

Assets:
Investments in Securities at Fair Value
(Identified cost $22,253,300)	$ 24,732,134
Foreign Currency at Fair Value (Cost $102,362)	101,488
Receivables:
Dividends and Interest	80,569
Prepaid Expenses and Other Assets	13,513
Total Assets	24,927,704

Liabilities:
Payables to Other Affiliates	8,146
Accrued Distribution Fees	4,853
Accrued Advisory Fees	5,688
Accrued Trustee Fees	500
Accrued Expenses and Other Liabilities	18,262
Total Liabilities	37,449

Net Assets	$ 24,890,255

Class A Shares:
Net Asset Value and Redemption Price Per Share
($23,784,512/1,950,407 shares)	$ 12.19

Maximum Offering Price Per Share ($12.19/0.9425)	$ 12.93

Class C Shares:
Net Asset Value, Offering and Redemption Price Per Share
($1,105,743/91,256 shares)	$ 12.12

Composition of Net Assets:
At March 31, 2014, Net Assets consisted of:
Paid-in-Capital	$ 21,803,205
Accumulated Undistributed Net Investment Income	179,865
Accumulated Net Realized Gain From
Security Transactions	429,225
Net Unrealized Appreciation on Investments
and Foreign Currency Translations	2,477,960
Net Assets	$ 24,890,255

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENT OF OPERATIONS	Year Ended March 31, 2014

Investment Income:
Dividend Income (net of $1,231 foreign taxes)	$ 682,374
Interest Income	76,591
Total Investment Income	758,965

Expenses:
Investment Advisory Fees	141,456
Distribution Fees:
Class A	56,730
Class C	8,838
Transfer Agent Fees	41,982
Administration Fees	39,505
Legal Fees	26,008
Fund Accounting Fees	23,047
Registration and Filing Fees	16,983
Audit Fees	15,438
Chief Compliance Officer Fees	14,174
Printing Expenses	9,181
Trustee Fees	6,749
Custody Fees	5,564
Insurance Expense	4,952
Miscellaneous Expense	4,932
Total Expenses	415,539
Less: Fees Waived/Reimbursed by Adviser	(38,408)
Net Expenses	377,131
Net Investment Income	381,834

Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions:
Net Realized Gains From Security and Foreign
Currency Transactions	1,159,091
Distributions of Capital Gains by
Other Investment Companies	46,837
Net Change in Net Unrealized Appreciation
on Investments and Foreign Currency Translations	381,880
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions	428,717

Net Increase in Net Assets
Resulting From Operations	$ 810,551

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
Operations:
Net Investment Income	$ 381,834	$ 449,626
Net Realized Gains From Security and
Foreign Currency Transactions	1,159,091	681,895
Distributions of Capital Gains by
Other Investment Companies	46,837	-
Net Change in Net Unrealized Appreciation
on Investments and Foreign Currency Transactions	381,880	973,889
Net Increase in Net Assets
Resulting From Operations	1,969,642	2,105,410

Distributions to Shareholders From:
Net Investment Income:
Class A ($0.12 and $0.23 per share, respectively)	(224,787)	(379,537)
Class C ($0.07 and $0.09 per share, respectively)**	(4,535)	(2,389)
Net Realized Gains:
Class A ($0.55 and $0.00 per share, respectively)	(1,048,146)	-
Class C ($0.55 and $0.00 per share, respectively)**	(45,634)	-
Total Distributions to Shareholders	(1,323,102)	(381,926)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(110,975 and 301,714 shares, respectively)	1,326,194	3,362,857
Reinvestment of Dividends
(102,121 and 33,566 shares, respectively)	1,203,141	364,452
Cost of Shares Redeemed
(109,753 and 54,389 shares, respectively)	(1,308,073)	(599,756)
Class C: **
Proceeds from Shares Issued
(60,442 and 61,545 shares, respectively)	720,326	699,526
Reinvestment of Dividends
(4,080 and 207 shares, respectively)	47,877	2,261
Cost of Shares Redeemed
(35,018 and 0 shares, respectively)	(418,981)	-
Total Capital Share Transactions	1,570,484	3,829,340

Total Increase in Net Assets	2,217,024	5,552,824

Net Assets:
Beginning of Year	22,673,231	17,120,407
End of Year*	$ 24,890,255	$ 22,673,231

*Includes accumulated undistributed
net investment income of:	$ 179,865	$ 200,219

** Class C commenced operations on September 27, 2012.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Class A							Class C
									For the Period
								For the	September 27, 2012*
								Year Ended	to
	For the Year Ended March 31,							March 31,	March 31,
	2014	2013	2012	2011		2010		2014	2013

Net Asset Value,
Beginning of Period	$ 11.88	$ 10.93	$ 10.59	$ 9.33		$ 6.59		$ 11.85	$ 11.17

From Operations:
Net investment income	0.20	0.27	0.25	0.26		0.30		0.11	0.05
Net gain (loss) from securities
(both realized and unrealized)	0.78	0.91	0.31	1.24		2.71		0.78	0.72
Total from operations	0.98	1.18	0.56	1.50		3.01		0.89	0.77

Distributions to shareholders from
Net investment income	(0.12)	(0.23)	(0.22)	(0.24)		(0.27)		(0.07)	(0.09)
Net realized gains	(0.55)	-	-	-		-		(0.55)	-
Total distributions	(0.67)	(0.23)	(0.22)	(0.24)		(0.27)		(0.62)	(0.09)

Net Asset Value,
End of Period	$ 12.19	$ 11.88	$ 10.93	$ 10.59		$ 9.33		$ 12.12	$ 11.85

Total Return (b)	8.53%	10.98%	5.47%	16.43%		46.58%		7.74%	7.00%	(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 23,785	$ 21,942	$ 17,120	$ 14,383		$ 11,507		$ 1,106	$ 731
Ratio of expenses to average net assets,
before reimbursement	1.75%	1.88%	1.77%	1.19%	(d)	1.19%	(d)	2.50%	2.80%	(c)
net of reimbursement	1.59%	1.19%	1.19%	1.19%		1.19%		2.34%	1.94%	(c)
Ratio of net investment income
to average net assets	1.65%	2.43%	2.44%	2.65%		3.69%		0.93%	0.94%	(c)
Portfolio turnover rate	43%	52%	45%	75%		84%		43%	52%	(e)

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
Had the Adviser not waived a portion of its fee, total returns would have been lower.
(c) Annualized for periods of less than one year.
(d) Prior to reorganiztion to the Two Oaks Diverisified Growth and Income Fund, the Fund did not have an expense cap in place and the Fund used a unitary fee instead.
(e) Not annualized.
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund

NOTES TO FINANCIAL STATEMENTS                                                                                                                      March 31, 2014

1.

ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002.  The investment objective of the Fund is long-term growth of capital.

The Fund currently offers Class A and Class C shares. Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Two Oaks Diversified Growth and Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                 March 31, 2014

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 14,554,750	$ -	$ -	$ 14,554,750
Preferred Stock	849,588	-	-	849,588
REITS	4,336,949	-	-	4,336,949
Corporate Bonds	-	4,547,871	-	4,547,871
Short-Term Investments	442,976	-	-	442,976
Total	$ 20,184,263	$ 4,547,871	$ -	$ 24,732,134
The Fund did not hold any Level 3 securities during the period.
There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of all Levels at the end of the reporting period.
*Please refer to the Schedule of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after  the end  of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Two Oaks Diversified Growth and Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                 March 31, 2014

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013) or expected to be taken by the Fund in its 2014 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska state and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.        ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund.  For the year ended March 31, 2014, the Adviser earned advisory fees of $141,456.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until July 31, 2014, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets of Class A shares and 2.50% of the average daily net assets of Class C shares. Prior to July 31, 2013, the Adviser agreed to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Fund do not exceed 1.19% of the Fund’s average daily net assets of Class A shares and 1.94% of the average daily net assets of Class C shares.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation in effect at the time of reimbursement and within three years of when the amounts were waived or reimbursed.  During the year ended March 31, 2014, the Adviser waived fees of $38,408.  Cumulative expenses subject to recapture by the Advisor amounted to $253,816, and will expire in the years indicated below:

Two Oaks Diversified Growth and Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                 March 31, 2014

March 31,

2015	2016	2017
$86,306	$129,102	$38,408

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% for Class A and 1.00% for Class C per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended March 31, 2014, the Fund incurred distribution fees of $65,568.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended March 31, 2014, the Distributor received $37,615 in underwriting commissions for sales of shares, of which $6,935 was retained by the principal underwriter.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2014 amounted to $12,581,524 and $9,761,433, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended were as follows:

As of March 31, 2014, the components of distributable earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation (depreciation) and undistributed ordinary income is primarily attributable to tax adjustments for partnerships.

Two Oaks Diversified Growth and Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                 March 31, 2014

Permanent book and tax differences, primarily attributable to the book/tax treatment of foreign currency gain/(loss), the reclassification of fund distributions, and tax adjustments for partnerships, resulted in reclassification for the year ended March 31, 2014 as follows:

6.

SUBSEQUENT DISTRIBUTIONS

On April 1, 2014, the Fund paid an ordinary income dividend for Class A of $0.0400 per share and for Class C $0.0200 per share to shareholders of record on March 31, 2014.

7.

 SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Two Oaks Diversified Growth and Income Fund and

Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Two Oaks Diversified Growth and Income Fund (the “Fund”), a series of the Northern Lights Fund Trust II, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Two Oaks Diversified Growth and Income Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 29, 2014

Two Oaks Diversified Growth and Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	26	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust, Trustee Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	26	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	26	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	26	Orizon Investment Counsel (financial services company) Board Member

Two Oaks Diversified Growth and Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011

Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.

			26	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Two Oaks Diversified Growth and Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-896-6257.

Two Oaks Diversified Growth and Income Fund

FUND EXPENSES (Unaudited)                                                                                                                      March 31, 2014

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/13)	Ending Account Value (3/31/14)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/13-3/31/14)
Actual:
Class A	$1,000.00	$1,074.40	1.75%	$ 9.05
Class C	$1,000.00	$1,071.10	2.50%	$12.91
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,016.21	1.75%	$ 8.80
Class C	$1,000.00	$1,012.47	2.50%	$12.54
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Two Oak Diversified Growth & Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

FACTORS CONSIDERED BY THE TRUSTEES WITH THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on May 3, 2013, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund  (the “Fund”), and Two Oaks Investment Management, LLC (“TOIM” or the “Adviser”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser (including due diligence questionnaire completed by the Adviser, the Adviser’s Forms ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Investment Advisory Agreement.

  At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the renewal of the Investment Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting.  In their deliberations considering the Investment Advisory Agreement, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by TOIM related to the proposed renewal of the Two Oaks Advisory Agreement, including TOIM’s ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment process.  The Board discussed the extent of TOIM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from a representative of TOIM with respect to a series of important questions, including: whether TOIM was involved in any lawsuits or pending regulatory actions; whether TOIM’s management of other accounts would conflict with its management of the Fund; and whether TOIM has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by TOIM of its practices for monitoring compliance with the Fund’s investment limitations, noting that TOIM’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under TOIM’s compliance program.  The Board then reviewed the capitalization of TOIM based on representations made by TOIM and concluded that TOIM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.  The Board concluded that TOIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Two Oaks Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by TOIM to the Fund were satisfactory.

Two Oak Diversified Growth & Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Performance.  The Trustees reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, five year and since inception periods noting the Fund has outperfomed the peer group and Morningstar categories for the periods, yet moderately underperformed its benchmark, the S&P 500 Index.  The Trustees, noted, however, that, the S&P 500 index is a broad based equity securities index while the Fund is blend of equities, fixed income and real estate and asset-based securities.  TOIM noted that even using an index with a fixed blend of equities and fixed income would not be truly representative as the Fund’s allocation among asset classes may vary considerably. After considering other factors relating to TOIM’s and the portfolio managers’ track record, the Board concluded that the overall performance of the Fund under the management of TOIM was satisfactory.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by TOIM, the Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by TOIM with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for the Fund, which stated that TOIM had agreed to waive or limit its management fee and/or reimburse expenses through July 31, 2013, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.19%, and 1.94% of the Fund’s average net assets, for Class A and Class C shares, respectively.  The Board noted that, effective August 1, 2013, the expense caps will increase due to the expiration of the current expense limitation agreement but that TOIM has agreed to waive or limit its management fee and/or reimburse expenses through July 31, 2014, so as to limit net annual operating expenses, exclusive of certain fees, to no more than 1.75%, and 2.50% of the Fund’s average net assets, for Class A and Class C shares, respectively. The Board acknowledged that although total fund expenses will increase effective August 1, 2013 there will be benefits to the Fund, including the hiring of an internal wholesaler to help increase fund assets which in turn will help reduce fund expenses and provide TOIM with additional capital to continue operations.

Profitability.  The Board also considered the level of profits that could be expected to accrue to TOIM with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of TOIM provided by TOIM.  After review and discussion, the Trustees concluded that based on the services provided by TOIM and the projected growth of the Fund, the fees were reasonable and that anticipated profits from TOIM’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, TOIM’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from TOIM as the Board believed to be reasonably necessary to evaluate the terms of Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to the Advisory Agreement, that (a) the terms of the Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Privacy Policy

                                               Rev. January 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Gemini Alternative Funds, LLC

•

Gemini Hedge Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

INVESTMENT ADVISOR

Two Oaks Investment Management, LLC

7110 North Fresno Street, Suite 450

Fresno, CA 93720

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

For more complete information about the Two Oaks Diversified Growth and Income Fund, including charges and expenses, please call (855) 896-6257 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Fund’s Board of Directors, please call or write to request the Fund’s Statement of Additional Information.

TWO OAKS DIVERSIFIED

GROWTH AND INCOME FUND

Annual Report

   March 31, 2014

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $13,000

2013 - $13,000

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $2,500

2013 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 – None

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 – $2,500

2013 – $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

6/5/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

6/5/14

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

6/5/14